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Exhibit 32.1

WRITTEN STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350

        The undersigned officers of Univision Communications Inc. (the "Company"), pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to their knowledge:

  (i)
  The quarterly report on Form 10-Q for the six months ended June 30, 2004 of the Company, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2004
/s/ A. JERROLD PERENCHIO A. Jerrold Perenchio Chairman and Chief Executive Officer
Dated: August 6, 2004
/s/ JEFFREY T. HINSON Jeffrey T. Hinson Chief Financial Officer

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  Exhibit 32.1
WRITTEN STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350